Exhibit 99.2

Name	Date	Number of Shares	Transaction	Price/Share	Footnote
667, L.P.	9/28/2026	856	Purchase	61.2104	1
Baker Brothers Life Sciences, L.P.	9/28/2026	14,344	Purchase	61.2104	1
667, L.P.	9/28/2026	2,666	Purchase	61.6252	2
Baker Brothers Life Sciences, L.P.	9/28/2026	44,690	Purchase	61.6252	2
667, L.P.	9/28/2026	243	Purchase	62.9623	3
Baker Brothers Life Sciences, L.P.	9/28/2026	4,067	Purchase	62.9623	3
667, L.P.	9/28/2026	479	Purchase	64.4276	4
Baker Brothers Life Sciences, L.P.	9/28/2026	8,021	Purchase	64.4276	4
667, L.P.	9/28/2026	321	Purchase	67.0967	5
Baker Brothers Life Sciences, L.P.	9/28/2026	5,382	Purchase	67.0967	5
667, L.P.	9/28/2026	154	Purchase	68.3736	6
Baker Brothers Life Sciences, L.P.	9/28/2026	2,585	Purchase	68.3736	6
667, L.P.	9/28/2026	2,331	Purchase	68.9578	7
Baker Brothers Life Sciences, L.P.	9/28/2026	39,066	Purchase	68.9578	7
667, L.P.	9/28/2026	1,056	Purchase	71.4843	8
Baker Brothers Life Sciences, L.P.	9/28/2026	17,698	Purchase	71.4843	8
667, L.P.	9/28/2026	16,641	Purchase	72.3873	9
Baker Brothers Life Sciences, L.P.	9/28/2026	278,978	Purchase	72.3873	9
667, L.P.	9/28/2026	4,696	Purchase	73.0777	10
Baker Brothers Life Sciences, L.P.	9/28/2026	78,726	Purchase	73.0777	10
667, L.P.	9/28/2026	4,577	Purchase	73.9686	11
Baker Brothers Life Sciences, L.P.	9/28/2026	76,723	Purchase	73.9686	11
667, L.P.	9/28/2026	1,924	Purchase	75.5151	12
Baker Brothers Life Sciences, L.P.	9/28/2026	32,261	Purchase	75.5151	12
667, L.P.	9/28/2026	3,681	Purchase	76.3450	13
Baker Brothers Life Sciences, L.P.	9/28/2026	61,700	Purchase	76.3450	13
667, L.P.	9/28/2026	2,884	Purchase	77.4314	14
Baker Brothers Life Sciences, L.P.	9/28/2026	48,350	Purchase	77.4314	14
667, L.P.	9/28/2026	2,969	Purchase	78.5681	15
Baker Brothers Life Sciences, L.P.	9/28/2026	49,771	Purchase	78.5681	15
667, L.P.	9/28/2026	534	Purchase	79.4045	16
Baker Brothers Life Sciences, L.P.	9/28/2026	8,956	Purchase	79.4045	16
667, L.P.	9/28/2026	17	Purchase	79.6300
Baker Brothers Life Sciences, L.P.	9/28/2026	283	Purchase	79.6300
667, L.P.	9/28/2026	884	Purchase	79.7076	17
Baker Brothers Life Sciences, L.P.	9/28/2026	14,827	Purchase	79.7076	17
667, L.P.	9/28/2026	404	Purchase	80.2259	18
Baker Brothers Life Sciences, L.P.	9/28/2026	6,783	Purchase	80.2259	18
667, L.P.	9/28/2026	61	Purchase	80.5200
Baker Brothers Life Sciences, L.P.	9/28/2026	1,027	Purchase	80.5200
667, L.P.	9/28/2026	1,024	Purchase	81.0204	19
Baker Brothers Life Sciences, L.P.	9/28/2026	17,159	Purchase	81.0204	19
667, L.P.	9/28/2026	338	Purchase	81.2019	20
Baker Brothers Life Sciences, L.P.	9/28/2026	5,654	Purchase	81.2019	20

Name	Date	Number of Shares	Transaction	Price/Share	Footnote
667, L.P.	9/28/2026	1,044	Purchase	81.3139	21
Baker Brothers Life Sciences, L.P.	9/28/2026	17,490	Purchase	81.3139	21
667, L.P.	9/28/2026	1,672	Purchase	81.8162	22
Baker Brothers Life Sciences, L.P.	9/28/2026	28,028	Purchase	81.8162	22
667, L.P.	9/28/2026	39	Purchase	81.9150
Baker Brothers Life Sciences, L.P.	9/28/2026	651	Purchase	81.9150
667, L.P.	9/28/2026	101	Purchase	82.6822	23
Baker Brothers Life Sciences, L.P.	9/28/2026	1,699	Purchase	82.6822	23
667, L.P.	9/28/2026	1,167	Purchase	83.1552	24
Baker Brothers Life Sciences, L.P.	9/28/2026	19,554	Purchase	83.1552	24
667, L.P.	9/28/2026	7,390	Purchase	83.9512	25
Baker Brothers Life Sciences, L.P.	9/28/2026	123,888	Purchase	83.9512	25
667, L.P.	9/28/2026	6,553	Purchase	84.8543	26
Baker Brothers Life Sciences, L.P.	9/28/2026	109,842	Purchase	84.8543	26
667, L.P.	9/28/2026	2,322	Purchase	85.9656	27
Baker Brothers Life Sciences, L.P.	9/28/2026	38,932	Purchase	85.9656	27
667, L.P.	9/28/2026	186	Purchase	86.7217	28
Baker Brothers Life Sciences, L.P.	9/28/2026	3,114	Purchase	86.7217	28
667, L.P.	9/28/2026	957	Purchase	86.8142	29
Baker Brothers Life Sciences, L.P.	9/28/2026	16,036	Purchase	86.8142	29
667, L.P.	9/28/2026	3,790	Purchase	86.9421	30
Baker Brothers Life Sciences, L.P.	9/28/2026	63,539	Purchase	86.9421	30
667, L.P.	9/28/2026	4,485	Purchase	87.5065	31
Baker Brothers Life Sciences, L.P.	9/28/2026	75,176	Purchase	87.5065	31
667, L.P.	9/28/2026	5,880	Purchase	88.5671	32
Baker Brothers Life Sciences, L.P.	9/28/2026	98,561	Purchase	88.5671	32
667, L.P.	9/28/2026	6,428	Purchase	88.6460	33
Baker Brothers Life Sciences, L.P.	9/28/2026	107,772	Purchase	88.6460	33
667, L.P.	9/28/2026	4,932	Purchase	89.6036	34
Baker Brothers Life Sciences, L.P.	9/28/2026	82,673	Purchase	89.6036	34
667, L.P.	9/28/2026	11,729	Purchase	89.8555	35
Baker Brothers Life Sciences, L.P.	9/28/2026	196,608	Purchase	89.8555	35
667, L.P.	9/29/2026	619	Purchase	84.2421	36
Baker Brothers Life Sciences, L.P.	9/29/2026	10,381	Purchase	84.2421	36
667, L.P.	9/29/2026	1,195	Purchase	85.4030	37
Baker Brothers Life Sciences, L.P.	9/29/2026	20,031	Purchase	85.4030	37
667, L.P.	9/29/2026	84	Purchase	85.8855	38
Baker Brothers Life Sciences, L.P.	9/29/2026	1,416	Purchase	85.8855	38

(1) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $60.50 to $61.42. The Reporting Persons undertake to provide the staff of the Securities and Exchange Commission (the “Staff”), upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(2) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $61.44 to $62.43. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(3) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $62.48 to $63.46. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(4) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $63.72 to $64.66. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(5) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $66.86 to $67.23. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(6) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $68.28 to $68.50. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(7) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $68.65 to $69.52. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(8) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $70.80 to $71.76. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(9) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $71.77 to $72.765. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(10) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $72.77 to $73.77. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(11) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $73.88 to $74.86. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(12) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $74.88 to $75.86. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(13) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $75.88 to $76.88. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(14) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $76.94 to $77.88. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(15) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $77.92 to $78.91. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(16) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $79.07 to $79.55. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(17) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $79.44 to $80.00. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(18) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $80.00 to $80.79. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(19) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $80.455 to $81.21. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(20) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $80.935 to $81.73. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(21) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $81.31 to $81.46. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(22) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $81.27 to $82.22. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(23) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $82.52 to $82.95. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(24) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $82.66 to $83.38. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(25) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $83.39 to $84.39. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(26) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $84.41 to $85.40. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(27) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $85.50 to $86.47. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(28) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $86.70 to $86.75. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(29) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $86.47 to $87.00. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(30) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $86.47 to $87.465. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(31) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $87.03 to $88.00. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(32) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $88.25 to $88.97. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(33) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $88.01 to $89.00. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(34) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $89.32 to $90.00. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(35) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $89.11 to $90.00. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(36) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $83.81 to $84.65. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(37) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $85.16 to $85.99. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.

(38) The reported price is a weighted average price. These shares were traded in multiple transactions at prices ranging from $85.82 to $85.95. The Reporting Persons undertake to provide the Staff, upon request, full information regarding the number of shares traded at each separate price within the range set forth in this footnote.